Exhibit 32

                           Section 1350 Certifications

            Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of DND Technologies, Inc., a Nevada corporation (the "Company"), hereby certify that:

            To my knowledge, the Quarterly Report on Form 10-QSB/A of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2004

                                    BY:    /s/ Douglas N. Dixon
                                       ------------------------------
                                               DOUGLAS N. DIXON
                                           CHIEF EXECUTIVE OFFICER

Dated: September 10, 2004

                                    BY:     /s/ Dennis Key
                                       ------------------------------
                                                DENNIS KEY
                                          CHIEF FINANCIAL OFFICER


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